MONEYLOGIX INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

MARCH 31, 2008

MONEYLOGIX INC.
(A Development Stage Company)
MARCH 31, 2008
CONTENTS

Page
FINANCIAL STATEMENTS
Balance Sheet	1
Statement of Operations	2
Statement of Cash Flows	3
Notes to the Financial Statements	4 - 7

MONEYLOGIX INC.
(A Development Stage Company)
BALANCE SHEET

	March 31, 2008	December 31, 2007
ASSETS
Current Assets	-	-

Total Assets	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued liabilities	$5,000	$5,000
Total Liabilities	5,000	5,000
Stockholders' Deficit
Capital stock, $.001 par value; 100,000,000 shares authorized; 100,000,000 issued and outstanding (note 5)	100,000	100,000
Stock subscription receivable	(18,400)	(18,400)
Deficit accumulated during the development stage	(86,600)	(86,600)
Total Stockholders' Deficit	(5,000)	(5,000)
Total Liabilities and Stockholders' Deficit	$-	$-

The accompanying notes are an integral part of these financial statements.

MONEYLOGIX INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS

	Three Months Ended March 31, 2008	For the Period from Inception (December 7, 2007) to March 31, 2008

REVENUES	$-		$-

EXPENSES
Professional fees	$-		$5,000
Consulting Fees	-		81,600
TOTAL OPERATING EXPENSES	-		86,600
NET LOSS	$-	$	$(86,600)
LOSS PER WEIGHTED NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	$0.00		$0.00
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	100,000,000		100,000,000

The accompanying notes are an integral part of these financial statements.

 MONEYLOGIX INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS

	Three Months Ended March 31, 2008	For the Period from Inception (December 7, 2007) to March 31, 2008
2008
Cash Flows from Operating Activities
Net loss	-	$(86,600)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock issued for services	-	81,600
(Increase) decrease in net assets:
Accrued liabilities	-	5,000

Net Cash Used in Operating Activities	-	-

Cash Flows from Investing Activities

Net Cash Provided by Investing Activities	-	-

Cash Flows from Financing Activities
-		-

Net Cash Provided by Financing Activities	-	-

Net Decrease in Cash and Cash Equivalents	-	-

Cash and Cash Equivalents - Beginning of Period	-	-

Cash and Cash Equivalents - End of Period	$-	$-

Supplemental Cash Flow Information
Interest paid	$-	$-

Income taxes paid	$-	$-

The accompanying notes are an integral part of these financial statements.

MONEYLOGIX INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2008

1.	NATURE OF OPERATIONS AND ORGANIZATION

Nature of Operations

MoneyLogix Inc. ("MoneyLogix") was incorporated in the state of Delaware on December 7, 2007. The Company is a development stage company that is currently developing plans to strategically acquire financial service companies whose businesses and markets served would complement each other.

2.	BASIS OF PRESENTATION

The Company has not earned any revenues from limited principal operations and accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises (“SFAS No. 7 “). Among the disclosures required by SFAS No. 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operation and comprehensive loss, stockholders' deficit disclose activity since the date of the Company's inception.

The condensed financial statements of Moneylogix Inc. (the “Company”) included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the annual audited financial statements and the notes thereto included in the Company’s other reports filed with the SEC.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim period presented. The results of operations for the period are not necessarily comparable to, or indicative of, results of any other interim period of or for the fiscal year taken as a whole. Certain financial information that is not required for interim financial reporting purposes has been omitted.

3.	GOING CONCERN

These financial statements have been prepared assuming the Company will continue on a going-concern basis. The Company has incurred losses since inception and the ability of the Company to continue as a going-concern depends upon its ability to develop profitable operations and to continue to raise adequate financing. Management is actively targeting sources of additional financing to provide continuation of the Company’s operations. In order for the Company to meet its liabilities as they come due and to continue its operations, the Company is solely dependent upon its ability to generate such financing.

There can be no assurance that the Company will be able to continue to raise funds, in which case the Company may be unable to meet is obligations. Should the Company be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts recorded in these financial statements.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

MONEYLOGIX INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2008

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Presented below are those policies considered particularly significant:

Fair Value of Financial Instruments

The Company's financial instruments consist of accrued liabilities. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recorded for differences between the financial statements and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

Earnings or Loss Per Share

The Company accounts for earnings per share pursuant to SFAS No. 128, Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

There were no dilutive financial instruments for the period from January 1, 2008 to March 31, 2008.

MONEYLOGIX INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2008

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123R, Share-Based Payment ("SFAS No. 123R"). SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued.

Recent Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS No. 159 applies to reporting periods beginning after 15 November 2007. The adoption of SFAS No. 159 is not expected to have a material impact on the Company’s financial condition or results of operations.

In December 2007, the FASB issued SFAS No. 141 (R) Business Combinations. SFAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after 15 December 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's financial statements.

MONEYLOGIX INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2008

5.	SUPPLEMENTAL CASH FLOW INFORMATION

During the period from January 1, 2008 to March 31, 2008, there were no interests or taxes paid by the Company.

6.	INCOME TAXES

The Company accounts for income taxes in accordance with SFAS No. 109. SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The Company has income tax losses available to be applied against future years income as a result of the losses incurred since inception. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carry forward will not be realized through the reduction of future income tax payments. Accordingly a 100% valuation allowance has been recorded for income tax losses available for carry forward.

7.	Subsequent Events

On January 3, 2008, the Company entered into a share exchange Agreement and Plan of Merger with Moneylogix Group Inc. (formerly Homelife, Inc.) which closed on May 28, 2008, whereby the shareholders of the Company exchanged 100% of the outstanding shares of common stock for 100 million common shares of Moneylogix, Group, Inc.